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                                                                   EXHIBIT 24

NORTH CAROLINA
                                                                  SECOND AMENDED
CATAWBA COUNTY                                                 POWER OF ATTORNEY

         WHEREAS, WSMP, Inc., a North Carolina corporation, hereinafter referred to as the "Company", the WSMP, Inc. 1994 Employee Stock Purchase Plan, hereinafter referred to as the "Plan", and certain of the Company's Officers and Directors, did on April 11, 1994, execute a Power of Attorney to individually appoint James C. Richardson, Jr., Richard G. Craft, and James R. Simpson II, and each of them, the agent and attorney-in-fact for each of them, to execute and deliver, for and on behalf of each of them, a Registration Statement on Form S-8, with the Securities and Exchange Commission pursuant to the provisions of the Securities Act of 1933, as amended, and covering the Company's registration of the Plan and 150,000 shares of its common stock, and any and all amendments and post-effective amendments to such Registration Statement; and

         WHEREAS, the Registration Statement was duly filed on May 6, 1994, as Registration No. 33-79014; and

         WHEREAS, that since the execution of said Power of Attorney, an Amendment to Power of Attorney dated July 15, 1994, has been executed; and

         WHEREAS, that since said Amendment, the Officers and Directors of WSMP, Inc. have changed which therefore necessitates the execution of this Second Amended Power of Attorney;

         NOW, THEREFORE

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned corporation, being WSMP, Inc., a North Carolina corporation, hereinafter referred to as the "Company", the WSMP, Inc. 1994 Employee Stock Purchase Plan, hereinafter referred to as the "Plan", and the undersigned individuals, do hereby in the capacity shown below, individually appoint David R. Clark, Matthew V. Hollifield, and James R. Simpson II, and each of them, the agent and attorney-in-fact for each of the undersigned, to execute and deliver, for and on behalf of the undersigned, any and all amendments and post-effective amendments to the Registration Statement on Form S-8 for Registration No. 33-79014.

         This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original, but which taken together shall constitute one instrument.

         IN WITNESS WHEREOF, the undersigned corporation has caused this Power of Attorney to be signed in its corporate name by its President and attested by its Secretary and its corporate seal to be hereunto affixed, the Plan has caused this Power of Attorney to be signed by a member of its administering Committee hereunto duly authorized, and the undersigned individuals have set their hands and seals to the foregoing Power of Attorney, this 26th day of June, 1997.

                                            WSMP, INC.

                                            By:  /s/ David R. Clark
                                                 --------------------
                                                           President
                                                 ----------
ATTEST:  /s/ Richard F. Howard
         ---------------------
         Secretary
---------
(corporate seal)


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                                          WSMP, INC.
                                          1994 EMPLOYEE STOCK PURCHASE PLAN

                                          By: /s/ Richard F. Howard
                                              --------------------------------
                                              Chairman of the Board of Directors

/s/ Richard F. Howard                         /s/ James C. Richardson, Jr.
---------------------------                   --------------------------------
Richard F. Howard, Chairman                   James C. Richardson, Jr., Vice
of the Board of Directors,                    Chairman of the Board of Directors
Secretary of the Company                      (Principal Executive Officer)

/s/ Matthew V. Hollifield                     /s/ David R. Clark
---------------------------                   --------------------------------
Matthew V. Hollifield, Vice                   David R. Clark, President and
President of Finance                          Director
(Principal Accounting Officer,                (Principal Operating Officer)
Principal Financial Officer)

                                              Lewis C. Lanier
---------------------------                   --------------------------------
James M. Templeton, Director                  Lewis C. Lanier, Director

/s/ Richard F. Hendrickson                    William R. McDonald
---------------------------                   --------------------------------
Richard F. Hendrickson,                       William R. McDonald, Director
Director

/s/ E. Edwin Bradford
---------------------------                   --------------------------------
E. Edwin Bradford, Director                   Bobby G. Holman, Director


STATE OF NORTH CAROLINA
COUNTY OF CATAWBA

         I, Martha J. Stewart, Notary Public for said County and State, certify that Richard F. Howard personally appeared before me this day and acknowledged that he is ______ Secretary of WSMP, Inc., a North Carolina corporation, and that by authority duly given and as the act of the corporation, the foregoing instrument was signed in its name by David R. Clark, its _______ President, sealed with its corporate seal and attested by him as its Secretary.



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         Witness my hand and seal, this the 26th day of June, 1997.

                                                     /s/ Martha J. Stewart
                                                     --------------------------
                                                       NOTARY PUBLIC

My Commission Expires: 6-1-2001
                      ----------

STATE OF NORTH CAROLINA
COUNTY OF CATAWBA

         I, Marth J. Stewart, a Notary Public, do hereby certify that the aforesaid individuals personally appeared before me this day and acknowledged the due execution of the foregoing instrument for the purposes therein contained. Witness my hand and seal, this 26th day of June, 1997.

                                           /s/ Martha J. Stewart
                                           ---------------------
                                            Notary Public
My commission expires: 6-1-2001